UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K/A CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: January 19, 2024 (Date of earliest event reported)

Oak Valley Bancorp (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	001-34142 (Commission File Number)	26-2326676 (IRS Employer Identification Number)

125 N. Third Ave. Oakdale, CA (Address of principal executive offices)	95361 (Zip Code)

(209) 848-2265 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OVLY	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K furnished by Oak Valley Bancorp (the “Company”) on January 22, 2024 (the “Original 8-K”). The Original 8-K was furnished with the Securities and Exchange Commission to report the Company’s operating results for the year and quarter ended December 31, 2023, which were announced in a press release issued on January 19, 2024 and attached to the Original 8-K as Exhibit 99.1 thereto.

This Amendment amends Item 2.02 of the Original Form 8-K solely to correct an error in the press release furnished as Exhibit 99.1 thereto, as described below.

Item 2.02. Results of Operations and Financial Condition

On January 22, 2024, Oak Valley Bancorp issued a press release, announcing a correction to its fourth quarter earnings press release issued on January 19, 2024, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.  The press release correction described the correction of fourth quarter loan growth from $100.8 million to $45.3 million as reported in the 3rd sentence of the ninth paragraph.  The financial tables were correct as originally reported, and therefore no other changes were required.

The information in this Item 2.02 in this Form 8-K and the Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

See “Item 2.02. Results of Operations and Financial Condition” which is incorporated by reference in this Item 7.01.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
99.1	Press Release Correction of Oak Valley Bancorp dated January 22, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2024
OAK VALLEY BANCORP

	By:	/s/ Jeffrey A. Gall
Jeffrey A. Gall
Executive Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized signatory)

Exhibit Index

Exhibit No.	Description

99.1	Press Release Correction of Oak Valley Bancorp dated January 22, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)